SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 20, 2004
--------------------------------------------------------------------------------

                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                   23-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction    (Commission File Number)     (IRS Employer
  of incorporation)                                        Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania         19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

(Former name, ormer address and former fiscal year,if changed since last report)

Item 5.         Other Events and Regulation FD Disclosure
                -----------------------------------------

     On January 20, 2004, Progress Financial Corporation released the cash dividend press release for the fourth quarter 2003. A copy of this press release is included as Exhibit 99.1 and is incorporated herein by reference.

         On January 20, 2004 Progress Financial Corporation announced the Shareholders approval of the merger with FleetBoston Financial Corporation. A copy of this press release is included as Exhibit 99.2 and is incorporated herein by reference.

         On January 20, 2004, Progress Financial Corporation distributed an earnings package to analysts, a copy of which is furnished as Exhibit 99.4 to this report.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------
           (a) Not applicable.

           (b) Not applicable.

           (c) The following exhibits are included with this Report:

         Exhibit No.              Description
         -----------              -----------
         99.1          Dividend Press Release dated January 20, 2004

         99.2          Approval of Merger Announcement dated January 20, 2004

         99.3 Press Release reporting fourth quarter earnings dated January 20, 2004

         99.4          Earnings Package distributed to Analysts dated
                       January 20, 2004


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On January 20, 2004 Progress Financial Corporation reported fourth quarter net income of $2.4 million, or diluted earnings of $.33 per share. A copy of the press release is included as Exhibit 99.3 and is incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   January 20, 2004     By:      /s/ Michael B. High
                                      -----------------------------------
                                      Michael B. High
                                      Chief Operating Officer and
                                      Chief Financial Officer

                                  Exhibit 99.1


                  Press Release on Fourth Quarter Cash Dividend

FOR IMMEDIATE RELEASE         Contacts:
January 20, 2004              Michael B. High, COO/CFO
                              610-941-4804
                              mhigh@progressbank.com
                              Dorothy Jaworski, Director of Investor Relations
                              484-322-4822
                              djaworski@progressbank.com



        Progress Financial Corporation Announces Quarterly Cash Dividend


         Blue Bell, PA, January 20, 2004 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) declared its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The Board approved the quarterly cash dividend of $.13 per share. The dividend will be paid on February 6, 2004 to shareholders of record on January 26, 2004.

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".


                                      ####

                                  Exhibit 99.2

                 Press Release on Shareholder Approval of Merger

FOR IMMEDIATE RELEASE           Contacts:
January 20, 2004                Michael B. High, COO/CFO
                                610-941-4804
                                mhigh@progressbank.com
                                Dorothy Jaworski, Director of Investor Relations
                                484-322-4822
                                djaworski@progressbank.com

             Shareholders of Progress Financial Corporation Approve
                  Merger With FleetBoston Financial Corporation

         Blue Bell, PA, January 20, 2004 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC) announced that its shareholders approved its merger agreement with FleetBoston Financial Corporation at a special meeting of shareholders held today. Under the merger agreement, the Company will merge with and into FleetBoston and each outstanding share of common stock of the Company will be converted into the right to receive the number of shares of common stock of FleetBoston determined by dividing $30.80 by the average closing trading price of FleetBoston common stock during a specified period preceding the merger, plus cash in lieu of any fractional share interest. The merger is expect to close on or about February 1, 2004, subject to the receipt of all required regulatory approvals.

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                                      ####

                                  Exhibit 99.3

                  Press Release on Fourth Quarter 2003 Earnings

FOR IMMEDIATE RELEASE          Contacts:
January 20, 2004               Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com

            Progress Financial Corporation Announces 146% Increase in
                     Fourth Quarter 2003 Earnings Per Share

     Blue Bell, PA, January 20, 2004 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported fourth quarter 2003 net income of $2.5 million, or diluted earnings per share of $.33, compared to net income of $1.0 million, or diluted earnings per share of $.14, for the fourth quarter of 2002. Net income for the year ended December 31, 2003 was $8.7 million, or diluted earnings per share of $1.19, compared to net income of $4.0 million, or diluted earnings per share of $.56, for the year ended December 31, 2002.

Message to Shareholders from W. Kirk Wycoff, Chairman and CEO
-------------------------------------------------------------

     "It is with regret that I am communicating such stellar financial results for the final time, as later this quarter Progress will become part of FleetBoston Financial Corporation. I hope our shareholders recognize and appreciate the incredible effort put forth by our 248 employees in 2003 which resulted in more than doubling our income from 2002 of $4.0 million to $8.7 million. I want to personally thank each and every one of those employees for their commitment to our mission to be the best bank in the region.

     The significance of these final annual results should not be diminished due to our pending merger for two reasons. First, the ability to serve our community and our clients at a high level is what drives this financial performance and the extremely high level of client satisfaction we enjoy. Second, the Fleet shareholders (soon to include all of us) are the beneficiaries of all the benefits, and more, which they forecast from the Progress merger last August. This phenomenon that all to infrequently in corporate America today.

     On behalf of all the employees of Progress, thank you for your support, enthusiasm and confidence in us. It has been a pleasure working for you, our shareholders."

     Commenting on the fourth quarter results, W. Kirk Wycoff, President and CEO, stated, "The fourth quarter earnings for Progress Financial Corporation of $.33 and 2003 earnings of $1.19 per share exceeded our expectations. Also, in the fourth quarter we achieved two key performance metrics; an ROE of 15.18% and an efficiency ratio of 59.56%, that have been long term targets for our Board and Management team."

     Focusing on the financial results, tax-equivalent net interest income for the quarter ended December 31, 2003 increased $2.0 million, or 28%, compared to the fourth quarter of 2002. The increase in tax-equivalent interest income in the current quarter was primarily due to growth in consumer and commercial real estate loans and additional investments in tax-exempt municipal securities. Interest expense decreased in the current quarter primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the fourth quarter of 2003 was 3.17% compared to 3.09% for the fourth quarter of 2002 and 3.09% for the third quarter of 2003. Tax-equivalent net interest income for the twelve months ended December 31, 2003 increased $5.7 million, or 21%, compared to the same period in 2002. The increase in tax-equivalent interest income during the year ended December 31, 2003 was primarily due to growth in commercial real estate loans and additional investments in mortgage-backed and tax-exempt municipal securities. Interest expense decreased during the twelve months ended

December 31, 2003 primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the twelve months ended December 31, 2003 was 3.10% compared to 3.23% for the same period in 2002.

     The provision for loan and lease losses was $500,000 for the quarter ended December 31, 2003, compared to $875,000 for the same period in 2002. The provision for loan and lease losses was $2.3 million for the twelve months ended December 31, 2003, compared to $3.8 million for the same period in 2002. The higher provision during 2002 was primarily due to charge-offs in the TechBanc portfolio (which was subsequently sold) and the reserve additions to address credit and economic concerns which have now been reduced as a result of the reduction in the Company's classified assets.

     Non-interest income for the quarter ended December 31, 2003 was $3.0 million, a decrease of 7% compared to $3.2 million for the same period in 2002. Fee income for the three months ended December 31, 2003 decreased $613,000 from the comparable quarter in 2002 primarily due to a reduction in loan brokerage and advisory fees and consulting fees of $170,000 from the Company's subsidiary KMR Management, Inc. ("KMR"), during the fourth quarter of 2002 compared to none in the current quarter since the business was exited during the third quarter of 2003. Gain on sale of securities was $573,000 for the three months ended December 31, 2003, an increase of $354,000 compared to $219,000 for the same period in 2002.

     Non-interest income for the twelve months ended December 31, 2003 was $12.8 million, a decrease of 17% compared to $15.3 million for the same period in 2002. This decrease was the result of a variety of factors, including, among others, a decline in client warrant income. Fee income for the twelve months ended December 31, 2003 decreased $936,000 primarily due to a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary Progress Financial

Resources, Inc. ("PFR") and a reduction in consulting fees from KMR, partially offset by an increase in loan brokerage and advisory fees. During 2003, a loss on extinguishment of debt of $559,000 was recognized compared to a loss of $55,000 in 2002. Gain on sale of real estate was $1.2 million during 2003 compared to $1.6 million in 2002. The twelve months ended December 31, 2003 included client warrant income of $268,000 compared to $1.9 million during the same period in 2002. Gain on sale of securities was $1.7 million for the twelve months ended December 31, 2003, an increase of $1.0 million compared to $655,000 for the same period in 2002.

     Total non-interest expense was $7.5 million for the quarter ended December 31, 2003, a decrease of 3% compared to $7.7 million for the same period in 2002. Professional services expenses decreased $289,000 primarily due to recoveries of legal expenses during the fourth quarter of 2003 and legal expenses during the fourth quarter of 2002 related to collecting on loans and leases and for KMR. Other expenses decreased $272,000 primarily due to lower advertising expense during the fourth quarter of 2003 and expenses during the fourth quarter of 2002 for loan workouts and real estate owned. During the current quarter, the Company recognized non-recurring expenses amounting to $150,000 related to an anticipated settlement associated with leasing activities. Compensation and benefits expense increased $328,000 for the three months ended December 31, 2003 from the comparable period in 2002 primarily due to bonus expense related to increased earnings and additional Employee Stock Ownership Plan costs associated with the increase in the Company's stock price partially offset by reduced expenses for KMR.

     Total non-interest expense was $30.0 million for the twelve months ended December 31, 2003, a decrease of 7% compared to $32.2 million for same period in 2002. During the year, the Company recognized non-recurring expenses associated with the impairment of goodwill for KMR and leasing of $353,000 compared to $685,000 for the same period in 2002. As of December 31, 2003, the Company had no remaining goodwill for KMR. Other expenses decreased $1.3 million for the twelve months ended December 31, 2003 primarily due to recoveries of real estate owned expenses during 2003 and expenses during 2002 related to real estate owned, loan workouts, and write-downs of used asset inventory for Progress Leasing.

     Average earning assets for the fourth quarter of 2003 were $1.13 billion, an increase of $226.7 million or 25%, compared to $900.2 million for the fourth quarter of 2002. Average earning assets for the twelve months ended December 31, 2003 were $1.07 billion, an increase of $218.0 million or 26%, compared to $851.3 million for the same period in 2002. The increases in earning assets during the three and twelve months ended December 31, 2003 from the comparable periods in 2002 were primarily due to higher levels of loans and securities. Tax-equivalent interest income for the fourth quarter of 2003 increased $1.5 million, or 11%, over the same period in 2002 while interest expense decreased $507,000, or 8%, for the same period. Tax-equivalent interest income for the twelve months ended December 31, 2003 increased $3.8 million, or 7%, over the same period in 2002 while interest expense decreased $1.9 million, or 7%, for the same period.

     Loans and leases outstanding increased $98.6 million, or 21%, to $564.4 million at December 31, 2003 from $465.8 million at December 31, 2002. This increase was primarily due to growth in commercial real estate loans, construction loans and consumer loans. The Company reported non-performing assets of $2.4 million at December 31, 2003, compared with $5.4 million at December 31, 2002. The decrease was primarily due to the payment and partial charge-off of commercial business loans for one borrower during the fourth quarter of 2003. The Company reported net charge-offs of $1.9 million for the twelve month period ended December 31, 2003 as compared to $7.3 million of net charge-offs for the comparable period in 2002. As of December 31, 2003 and December 31, 2002, the

Company had no real estate owned. The Company's non-performing assets to total assets ratio and non-performing loans to assets ratio were .21% at December 31, 2003 compared to .54% at December 31, 2002. The ratio of the allowance for loan and lease losses to total loans and leases was 1.22% at December 31, 2003 compared to 1.39% at December 31, 2002.

     Total deposits increased $74.9 million, or 11%, to $766.4 million at December 31, 2003 from $691.5 million at December 31, 2002. Total assets increased 15% to $1.17 billion at December 31, 2003 from $1.02 billion at December 31, 2002.

     At December 31, 2003, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 7.64% and 14.27%, respectively, as compared to 7.82% and 15.20% at December 31, 2002.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers  through  twenty-one  full  service  offices.  The Company also offers financial planning services, life insurance, group employee benefits, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol "PFNC".

                                      ####



     This release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from estimates. When used in filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.



                             FINANCIAL DATA ATTACHED

                 Progress Financial Corporation
         Consolidated Statements of Financial Condition
                     (Dollars in thousands)

                                                                                  December 31,                  December 31,
                                                                                      2003                          2002
                                                                             ---------------------           ------------------
Assets
Cash and due from banks:
  Non-interest earning                                                           $   27,433                      $ 20,650
  Interest earning                                                                    1,382                        17,570
Investments and mortgage-backed securities:
  Available for sale at fair value (amortized cost: $305,694 and $353,688)          302,768                       359,290
  Held to maturity at amortized cost (fair value: $241,624 and $121,968)            241,095                       120,006
Loans and leases, net (net of reserve: $6,859 and $6,463)                           557,531                       459,350
Premises and equipment                                                               22,000                        26,726
Other assets                                                                         17,364                        14,252
                                                                             ----------------------          ------------------
  Total assets                                                                   $1,169,573                    $1,017,844
                                                                             ======================          ==================
Liabilities and Shareholders' Equity
Liabilities:
     Deposits                                                                    $   766,449                   $  691,538
     Short-term borrowings                                                           136,023                       96,882
     Other liabilities                                                                 9,148                       12,132
     Long-term debt:
           Federal Home Loan Bank advances                                           160,500                      120,500
           Other debt                                                                  1,102                        1,227
     Capital securities                                                               28,869                       28,836
                                                                             ----------------------          ------------------
     Total liabilities                                                             1,102,091                      951,115
                                                                             ----------------------          ------------------

Commitments and contingencies

Shareholders' Equity:
Common stock - $1 par value; 12,000,000 shares authorized;
  7,562,000, and 7,058,000 shares issued and outstanding at                            7,562                        7,058
  December 31, 2003 and December 31, 2002, respectively
Treasury stock (194,000 and 114,000 shares at December 31, 2003 and
  December, 31, 2002, respectively)                                                   (3,703)                      (1,050)
Unearned Employee Stock Ownership Plan shares (162,000 and
  169,000 shares at December 31, 2003 and December 31, 2002)                          (1,225)                      (1,341)
Unearned compensation - restricted stock awards                                          (37)                         (75)
Capital surplus                                                                       58,173                       51,536
Retained earnings                                                                      8,660                        6,936
Net accumulated other comprehensive income (loss)                                     (1,948)                       3,665
                                                                             ----------------------          ------------------
    Total shareholders' equity                                                        67,482                       66,729
                                                                             ----------------------          ------------------
Total liabilities and shareholders' equity                                        $ 1,169,573                  $1,017,844
                                                                             ======================          ==================

             Progress Financial Corporation
         Consolidated Statements of Operations
     (Dollars in thousands, except per share data)

                                                            Three Months Ended      Twelve Months Ended
                                                               December 31,             December 31,
                                                            2003         2002         2003       2002
                                                         ------------ ------------ -----------------------
Interest income:
Loans and leases, including fees                          $ 8,723       $7,911      $34,034    $33,636
Mortgage-backed securities                                  4,757        4,784       18,621     16,929
Investment securities                                       1,009          543        3,462      2,451
Other                                                          20           38           80        219
                                                         ---------    ---------    ---------   ---------
     Total interest income                                 14,509       13,276       56,197     53,235

Interest expense:
Deposits                                                    3,232        3,793       13,454     15,665
Borrowings                                                  2,126        2,117        8,662      8,430
Capital securities                                            582          537        2,342      2,230
                                                         ---------    ---------     --------   --------
     Total interest expense                                 5,940        6,447       24,458     26,325

Net interest income                                         8,569        6,829       31,739     26,910
Provision for loan and lease losses                           500          875        2,260      3,814
                                                         ---------    ---------     --------   --------
Net interest income after provision
 for loan and lease losses                                  8,069        5,954       29,479     23,096

Non-interest income:
Service charges on deposits                                   917          937        3,540      3,685
Mutual fund, annuity and insurance commissions                632          685        2,389      2,781
Loan brokerage and advisory fees                              276          489        1,793      1,142
Private equity fund management fees                            65           65          261        247
Gain on sale of securities                                    573          219        1,674        655
Gain on sale of loans and lease receivables                   216          206          760        701
Gain on sale of real estate                                   ---           76        1,201      1,646
Loss on extinguishment of debt                                ---          (80)        (559)       (55)
Client warrant income                                          71           20          268      1,947
Fees and other                                                245          591        1,438      2,570
                                                         ---------     --------     --------   --------
     Total non-interest income                              2,995        3,208       12,765     15,319

Non-interest Expense:
Salaries and employee benefits                              4,142        3,814       15,916     16,025
Occupancy                                                     740          624        2,712      2,591
Data processing                                               271          209          966        911
Furniture, fixtures and equipment                             457          505        1,884      2,071
Professional services                                         423          712        2,261      2,528
Goodwill and other intangible assets impairment losses
and amortization                                              113          213          556      1,032
Other                                                       1,388        1,660        5,691      6,992
                                                         ---------     --------     --------   --------
     Total non-interest expense                             7,534        7,737       29,986     32,150
                                                         ---------     --------     --------   --------

Income before income taxes                                  3,530        1,425       12,258      6,265
Income tax expense                                          1,016          401        3,518      2,269
                                                         ---------     --------     ---------  --------
Net income                                               $  2,514       $1,024      $ 8,740     $3,996
                                                         =========     ========     =========  ========

Basic earnings per common share                             $0.35        $0.14        $1.25      $0.57
                                                        ==========    =========     =========  ========
Diluted earnings per common share                           $0.33        $0.14        $1.19      $0.56
                                                        ==========    =========     =========  ========
Dividends per common share                                  $0.13        $0.05        $0.33      $0.10
                                                        ==========    =========     =========  ========
Basic average common shares outstanding                 7,096,178     7,150,092    6,979,332  6,991,517
                                                        ==========    =========    ========== =========
Diluted average common shares outstanding               7,427,731     7,365,569    7,331,493  7,168,587
                                                        ==========    =========    ========== =========

           Progress Financial Corporation
                 Supplemental Data
   (Dollars in Thousands, Except Per Share Data)


                                                             Three Months Ended              Twelve Months Ended
                                                                  December 31,                     December 31,
                                                             2003            2002             2003               2002
                                                         -------------- --------------- --------------- -------------------

Profitability Measures:
Return on average assets                                     0.85%           0.43%            0.78%               0.44%
Return on average equity                                    15.18            6.09            13.57                6.38
Net interest spread (tax-equivalent)                         2.89            2.67             2.80                2.83
Net interest margin (tax-equivalent)                         3.17            3.09             3.10                3.23
Efficiency ratio (excludes non-recurring items)             59.56           73.78            64.25               75.88
Efficiency ratio (GAAP)                                     62.81           75.73            65.34               75.13
Diluted net income per common share                         $0.33           $0.14            $1.19               $0.56

Selected Loan Data:
Non-performing assets                                      $2,401          $5,447            2,401              $5,447
Ratio of non-performing assets to total assets               0.21%           0.54%            0.21%               0.54%
Ratio of allowance for loan and lease losses
     to total loans and leases receivable                    1.22            1.39             1.22                1.39
Ratio of allowance for loan and lease losses
     to non-performing loans and leases                    285.67          118.65           285.67              118.65
Loan delinquency ratio                                       1.09            1.21             1.09                1.21
Ratio of loans and leases to deposits                       73.64           67.36            73.64               67.36

Selected Equity Data:
Book value per share                                      $  9.36          $ 9.38           $ 9.36              $ 9.38
Tangible book value per share                                9.28            9.22             9.28                9.22
Dividends per common share                                   0.13            0.05             0.33                0.10
Average equity to average assets                             5.60%           7.00%            5.75%               6.93%
Tier 1 risk-based capital ratio (Bank)                      13.29           14.09            13.29               14.09
Total risk-based capital ratio (Bank)                       14.27           15.20            14.27               15.20
Tier 1 leverage capital ratio (Bank)                         7.64            7.82             7.64                7.82

Selected Average Balances:
   Loans, gross                                          $570,078        $463,363         $531,822            $479,604
   Earning assets                                       1,126,869         900,209        1,069,202             851,250
   Total assets                                         1,174,094         953,315        1,120,194             903,429
   Deposits                                               763,894         671,380          732,934             642,496
   Equity                                                  65,711          66,718           64,392              62,585


                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)

                                                      December 31,        December 31,          %
Period-End Balances At:                                 2003                  2002            Change
                                              -----------------------------------------------------------

Loans and Leases, Net:
Commercial business                                    $ 76,236            $ 83,994           (9.2)%
Commercial real estate                                  240,495             199,672           20.4
Construction, net of loans in process                   118,976              87,728           35.6
Single family residential real estate                    28,312              26,870            5.4
Consumer                                                 95,029              50,105           89.7
Lease receivable                                          5,342              17,444          (69.4)
                                                       --------            --------          -----
          Total loans and leases                        564,390             465,813           21.2
Allowance for loan and lease losses                      (6,859)             (6,463)           6.1
                                                       --------           ---------          -----
          Loans and leases, net                        $557,531           $ 459,350           21.4%
                                                       ========           =========          =====



Deposits:
Non-interest-bearing demand                            $118,757            $100,075           18.7 %
NOW and SuperNow                                         85,640              93,182           (8.1)
Money Market                                            172,790             105,563           63.7
Passbook and Statement Savings                           37,930              34,148           11.1
Time deposits                                           351,332             358,570           (2.0)
                                                       --------            --------          -----
          Total Deposits                               $766,449           $ 691,538           10.8 %
                                                       ========           =========          =====

                                  Exibit 99.4

                    Earnings Package Distributed to Analysts

                                                              Three Months Ended                       Twelve Months Ended
                                                                December 31,                               December 31,
                                                                                 Percent                                  Percent
                                                           2003        2002       change            2003        2002       change
                                                         --------   --------- -------------     ----------   ---------- ------------
Per Common Share Data*
----------------------
Net income:
   Basic                                                 $ 0.35        $0.14      150.00%          $ 1.25       $0.57      119.30%
   Diluted                                                 0.33        $0.14      135.71%            1.19       $0.56      112.50%
Cash dividends declared                                    0.13        $0.05      160.00%            0.33       $0.10      230.00%
Book value                                                 9.36         9.38       -0.16%            9.36        9.38       -0.16%
Tangible book value                                        9.28         9.22        0.65%            9.28        9.22        0.65%
Average shares outstanding:
   Basic                                              7,096,178    7,150,092       -0.75%        6,979,332  6,991,517       -0.17%
   Diluted                                            7,427,731    7,365,569        0.84%        7,331,493  7,168,587        2.27%

Financial Ratios
----------------
Return on average shareholders' equity                     15.18%       6.09%     149.26%            13.57%      6.38%     112.53%
Return on average total assets                              0.85%       0.43%      97.67%             0.78%      0.44%      76.35%
Average yield on earning assets                             5.26%       5.93%     -11.30%             5.39%      6.32%     -14.72%
Average rate on interest bearing liabilities                2.37%       3.26%     -27.30%             2.59%      3.49%     -25.79%
Net interest spread                                         2.89%       2.67%       8.24%             2.80%      2.83%      -1.06%
Net interest margin (FTE)                                   3.17%       3.09%       2.59%             3.10%      3.23%      -4.02%
Efficiency ratio (excluding non-recurring items)           59.56%      73.78%     -19.27%            64.25%     75.88%     -15.33%
Efficiency ratio (GAAP)                                    62.81%      75.73%     -17.06%            65.34%     75.13%     -13.03%
Risk-based capital - Tier 1                                13.29%      14.09%      -5.68%            13.29%     14.09%      -5.68%
                   - Total capital                         14.27%      15.20%      -6.12%            14.27%     15.20%      -6.12%
Tier 1 leverage ratio                                       7.64%       7.82%      -2.30%             7.64%      7.82%      -2.30%
Average shareholders' equity/average total assets           5.60%       7.00%     -20.00%             5.75%      6.93%     -17.03%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                                 $ 6,859     $ 6,463       6.13%          $ 6,859    $ 6,463        6.13%
Allowance for loan losses/Loans                              1.22%       1.39%    -12.23%             1.22%      1.39%     -12.23%
Net charge-offs (recoveries)                                $ 924     $ 1,512     -38.89%          $ 1,864    $ 7,268      -74.35%
Net charge-offs/Average loans (annualized)                   0.64%       1.29%    -50.39%             0.35%      1.52%     -76.87%
Nonperforming assets                                      $ 2,401     $ 5,447     -55.92%          $ 2,401    $ 5,447      -55.92%
Nonperforming assets/Total loans plus OREO                   0.43%       1.19%    -63.87%            0.43%       1.19%     -63.87%
Nonperforming assets/Total assets                            0.21%       0.54%    -61.11%            0.21%       0.54%     -61.11%
Allowance for loan losses/Nonperforming loans              285.67%     118.65%    140.77%          285.67%     118.65%     140.77%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)                     $570,078   $ 463,363      23.03%       $ 531,822   $ 479,604       10.89%
Earning assets                                          1,126,869     900,209      25.18%       1,069,202     851,250       25.60%
Total assets                                            1,174,094     953,315      23.16%       1,120,194     903,429       23.99%
Deposits                                                  763,894     671,380      13.78%         732,934     642,496       14.08%
Interest bearing liabilities                              995,193     785,719      26.66%         945,154     753,288       25.47%
Shareholders' equity                                       65,711      66,718      -1.51%          64,392      62,585        2.89%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)                     $564,390   $ 465,813      21.16%        $564,390   $ 465,813       21.16%
Total assets                                            1,169,573   1,017,844      14.91%       1,169,573   1,017,844       14.91%
Deposits                                                  766,449     691,538      10.83%         766,449     691,538       10.83%
Total liabilities                                       1,102,091     951,115      15.87%       1,102,091     951,115       15.87%
Shareholders' equity                                       67,482      66,729       1.13%          67,482      66,729        1.13%


*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.


                                     Three Months         Three Months      Three Months      Three Months         Twelve Months
                                         Ended               Ended             Ended              Ended                Ended
                                      December 31,        September 30,       June 30,          March 31,           December 31,
                                 -------------------- -----------------  ---------------    ------------------  -------------------
                                            Percent              Percent           Percent            Percent               Percent
                                 2003  2002  change   2003  2002 change   2003 2002 change  2003  2002 change   2003  2002   change
                                 ---- ----  -------   ----  ---- -------  ---- ---- ------- ----  ---- ------   ----  ----  -------

TAX EQUIVALENT INCOME STATEMENT
------------------------------
($ in thousands, except per share data)

Net interest income(FTE)       $9,000 $7,008   28%  $8,537 $6,965    23% $8,137 $7,021   16% $7,452 $6,479  15% $33,126$27,473   21%
FTE adjustment                   (431)  (179)-141%    (402)  (145) -177%   (309)  (128)-141%  (245)  (111)-121%  (1,387)  (563)-146%
                               ------ ------ ----   ------ ------  ----  ------ ------ ----  ------ ----- ----  ------- ------- ----
Net interest income             8,569  6,829   25%   8,135  6,820    19%  7,828  6,893   14% 7,207  6,368   13%  31,739  26,910  18%
Provision for losses on loans     500    875  -43%     560    500    12%    500  1,000  -50%   700  1,439  -51%   2,260   3,814 -41%

Non-Interest Income:
  Service charges on deposits     917    937   -2%     950    916     4%    867    978  -11%   806    854   -6%   3,540   3,685  -4%
  Lease financing fees             32     42  -24%      23     50   -54%     29     63  -54%    37     63  -41%     121     218 -44%
  Mutual fund, annuity and
     insurance commissions        632    685   -8%     502    478     5%    645    678   -5%   610    940  -35%   2,389   2,781 -14%
  Loan brokerage and
     advisory fees                276    489  -44%     565     78   624%    641    302  112%   311    273   14%   1,793   1,142  57%
  Private equity fund
     management fees               65     65    0%      66     65     2%     65     65    0%    65     52   25%     261     247   6%
  Gain on securities              573    219  162%      55     84   -35%    723    352  105%   323      -    -    1,674     655 156%
  Gain on sale of real estate       -     76 -100%   1,201  1,570   -24%      -      -    -      -      -    -    1,201   1,646 -27%
  Client warrant income            71     20  255%       -    466  -100%      -     35 -100%   197  1,426  -86%     268   1,947 -86%
  Equity (loss) in
     unconsolidated entities       40    (14) 386%     (10)     1 -1100%    111      6 1750%   (12)    95 -113%     129      88  47%
  Fees and other income           389    689  -44%     (21)   643  -103%    522    737  -29%   499    841  -41%   1,389   2,910 -52%
                               ------ ------ ----   ------ ------  ----  ------ ------ ----  ------ ----- ----  ------- ------- ----
    Total non-interest income   2,995  3,208   -7%   3,331  4,351   -23%  3,603  3,216   12% 2,836  4,544  -38%  12,765  15,319 -17%

Non-Interest Expenses:
  Salaries and employee
     benefits                   4,142  3,814    9%   3,847  3,906    -2%  4,035  3,904    3% 3,892  4,401  -12%  15,916  16,025  -1%
  Occupancy                       740    624   19%     691    720    -4%    565    661  -15%   716    586   22%   2,712   2,591   5%
  Data processing                 271    209   30%     225    215     5%    243    230    6%   227    257  -12%     966     911   6%
  Furniture, fixtures
     and equipment                457    505  -10%     459    511   -10%    477    509   -6%   491    546  -10%   1,884   2,071  -9%
  Loan and real estate
     owned expenses, net          112    231  -52%     196    226   -13%    159    243  -35%  (103)   295 -135%     364     995 -63%
  Professional services           423    712  -41%     513    597   -14%    678    641    6%   647    578   12%   2,261   2,528 -11%
  Other                         1,389  1,642  -15%   1,420  2,115   -33%  1,623  1,579    3% 1,451  1,693  -14%   5,883   7,029 -16%
                               ------ ------ ----   ------ ------  ----  ------ ------ ----  ------ ----- ----  ------- ------- ----
    Total non-interest expenses 7,534  7,737   -3%   7,351  8,290   -11%  7,780  7,767    0% 7,321  8,356  -12%  29,986  32,150  -7%
                               ------ ------ ----   ------ ------  ----  ------ ------ ----  ------ ----- ----  ------- ------- ----

Income before income taxes      3,530  1,425  148%   3,555  2,381    49%  3,151  1,342  135% 2,022  1,117   81%  12,258   6,265  96%
Provision for income
    tax expense                 1,016    401  153%   1,153  1,066     8%    774    435   78%   575    367   57%   3,518   2,269  55%
                               ------ ------ ----   ------ ------  ----  ------ ------ ----  ------ ----- ----  ------- ------- ----
Net income                    $ 2,514 $1,024  146%  $2,402 $1,315    83% $2,377  $ 907  162%$1,447  $ 750   93% $ 8,740 $ 3,996 119%
                              ======= ====== =====  ====== ======  ====  ======  =====  ==========  =====  ===  ======= ======= ===



QUARTERLY INCOME STATEMENT
(Unaudited)


($ in thousands, except per share)                      Fourth         Third          Second             First             Year-
                    2003                                Quarter       Quarter         Quarter           Quarter           to-date
-----------------------------                         -----------   -----------     -----------       -----------       -----------

FTE interest income                                     $14,940       $14,410         $14,409           $13,825           $57,584
Interest expense                                          5,940         5,873           6,272             6,373            24,458
                                                        -------       -------         -------           -------           -------

FTE net interest income                                   9,000         8,537           8,137             7,452            33,126
Less: FTE adjustment                                       (431)         (402)           (309)             (245)           (1,387)
                                                        -------       -------         -------           -------           -------
Net Interest Income                                       8,569         8,135           7,828             7,207            31,739

Provision for Losses on Loans                               500           560             500               700             2,260

Non-Interest Income:
  Service charges on deposits                               917           950             867               806             3,540
  Lease financing fees                                       32            23              29                37               121
  Mutual fund, annuity and insurance commissions            632           502             645               610             2,389
  Loan brokerage and advisory fees                          276           565             641               311             1,793
  Private equity fund management fees                        65            66              65                65               261
  Gain on securities                                        573            55             723               323             1,674
  Gain on sale of real estate                                 -         1,201               -                 -             1,201
  Client warrant income                                      71             -               -               197               268
  Equity (loss) in unconsolidated entities                   40           (10)            111               (12)              129
  Fees and other income                                     389           (21)            522               499             1,389
                                                        -------       -------         -------           -------           -------
    Total non-interest income                             2,995         3,331           3,603             2,836            12,765

Non-Interest Expenses:
  Salaries and employee benefits                          4,142         3,847           4,035             3,892            15,916
  Occupancy                                                 740           691             565               716             2,712
  Data processing                                           271           225             243               227               966
  Furniture, fixtures and equipment                         457           459             477               491             1,884
  Loan and real estate owned expenses, net                  112           196             159              (103)              364
  Professional services                                     423           513             678               647             2,261
  Other                                                   1,389         1,420           1,623             1,451             5,883
                                                         -------       -------         -------           -------           -------
   Total non-interest expenses                            7,534         7,351           7,780             7,321            29,986

Income Before Income Taxes                                3,530         3,555           3,151             2,022            12,258
Provision for income tax expense                          1,016         1,153             774               575             3,518
                                                        -------       -------         -------           -------           -------
Net Income                                              $ 2,514       $ 2,402         $ 2,377           $ 1,447           $ 8,740
                                                        =======       =======         =======           =======           =======

Other Data:
EPS - Basic*                                             $ 0.35        $ 0.35          $ 0.34            $ 0.21            $ 1.25
EPS - Diluted*                                           $ 0.33        $ 0.33          $ 0.33            $ 0.20            $ 1.19
ROA                                                        0.85%         0.83%           0.86%             0.56%             0.78%
ROE                                                       15.18%        15.70%          14.65%             8.87%            13.57%
Net interest margin (FTE)                                  3.17%         3.09%           3.10%             3.02%             3.10%
Dividends declared on common stock *                     $ 0.13        $ 0.08          $ 0.06            $ 0.06            $ 0.33
FTE employees                                               248           256             264               266               256

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.

QUARTERLY INCOME STATEMENT
(Unaudited)


($ in thousands, except per share)                      Fourth         Third          Second             First             Year-
                    2002                                Quarter       Quarter         Quarter           Quarter           to-date
-----------------------------                         -----------   -----------     -----------       -----------       -----------


FTE interest income                                     $13,455       $13,618         $13,602           $13,123           $53,798
Interest expense                                          6,447         6,653           6,581             6,644            26,325
                                                        -------       -------         -------           -------           -------
FTE net interest income                                   7,008         6,965           7,021             6,479            27,473
Less: FTE adjustment                                       (179)         (145)           (128)             (111)             (563)
                                                        -------       -------         -------           -------           -------
Net Interest Income                                       6,829         6,820           6,893            6,368             26,910

Provision for Losses on Loans                               875           500           1,000            1,439              3,814

Non-Interest Income:
  Service charges on deposits                               937           916             978              854              3,685
  Lease financing fees                                       42            50              63               63                218
  Mutual fund, annuity and insurance commissions            685           478             678              940              2,781
  Loan brokerage and advisory fees                          489            78             302              273              1,142
  Private equity fund management fees                        65            65              65               52                247
  Gain on securities                                        219            84             352                -                655
  Gain on sale of real estate                                76         1,570               -                -              1,646
  Client warrant income                                      20           466              35            1,426              1,947
  Equity (loss) in unconsolidated entities                  (14)            1               6               95                 88
  Fees and other income                                     689           643             737              841              2,910
                                                        -------       -------         -------           -------           -------
    Total non-interest income                             3,208         4,351           3,216            4,544             15,319

Non-Interest Expenses:
  Salaries and employee benefits                          3,814         3,906           3,904            4,401             16,025
  Occupancy                                                 624           720             661              586              2,591
  Data processing                                           209          215              230              257                911
  Furniture, fixtures and equipment                         505           511             509              546              2,071
  Loan and real estate owned expenses, net                  231           226             243              295                995
  Professional services                                     712           597             641              578              2,528
  Other                                                   1,642         2,115           1,579            1,693              7,029
                                                        -------       -------         -------           -------           -------
    Total non-interest expenses                           7,737         8,290           7,767            8,356             32,150

Income Before Income Taxes                                1,425         2,381           1,342            1,117              6,265
Provision for income tax expense                            401         1,066             435              367              2,269
                                                        -------       -------         -------           -------           -------
Net Income                                              $ 1,024       $ 1,315         $   907           $  750            $ 3,996
                                                        =======       =======         =======           =======           =======

Other Data:
EPS - Basic*                                              $0.14         $0.19           $0.13            $0.11              $0.57
EPS - Diluted*                                            $0.14         $0.18           $0.13            $0.11              $0.56
ROA                                                        0.43%         0.57%           0.41%            0.35%              0.44%
ROE                                                        6.09%         8.05%           5.90%            5.33%              6.38%
Net interest margin (FTE)                                  3.09%         3.24%           3.35%            3.25%              3.23%
Dividends declared on common stock*                       $0.05         $0.05           $0.00            $0.00              $0.10
FTE employees                                               268           271             282              277                271

*Restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.



ASSET QUALITY
(Unaudited)                                            2003                                                  2002
                                      --------------------------------------------     --------------------------------------------
($ in thousands)                      Fourth     Third   Second    First    Year-      Fourth    Third   Second    First    Year-
Allowance for Loan Losses             Quarter   Quarter  Quarter  Quarter  to-date     Quarter  Quarter  Quarter  Quarter  to-date
-------------------------             -------   -------  -------  -------  -------     -------  -------  -------  -------  -------

 Balance at beginning of period       $7,283    $7,245   $7,214   $6,463   $6,463      $7,100   $8,024    $8,775   $9,917   $9,917
Provision                                500       560      500      700    2,260         875      500     1,000    1,439    3,814
 Charge-offs                           1,426       600      590      150    2,766       1,689    1,827     1,817    2,721    8,054
 Recoveries                             (502)      (78)    (121)    (201)    (902)       (177)    (403)      (66)    (140)    (786)
                                      ------    ------   ------   ------   ------      ------   ------    ------   ------   ------
   Net loan charge-offs (recoveries)     924       522      469      (51)   1,864       1,512    1,424     1,751    2,581    7,268

 Balance at end of period             $6,859    $7,283   $7,245   $7,214   $6,859      $6,463   $7,100    $8,024   $8,775   $6,463
                                      ======    ======   ======   ======   ======      ======   ======    ======   ======   ======


Allowance as percentage of loans        1.22%     1.30%    1.36%    1.44%    1.22%       1.39%    1.55%     1.67%    1.84%    1.39%

Net charge-offs/average loans           0.16%     0.10%    0.09%   -0.01%    0.35%       0.33%    0.30%     0.36%    0.51%    1.52%

Allowance as percentage of
   non-performing loans               285.67%   141.06%  142.45%  132.49%  285.67%     118.65%   94.14%    91.83%   93.93%  118.65%
Non-performing assets
 Non-accrual loans and leases         $2,401    $5,163   $5,086   $5,445   $2,401      $5,447   $7,542    $8,738   $9,342   $5,447
 Other real estate owned                   -         -        -        -        -           -      872     4,495    4,243        -
                                      ------    ------   ------   ------   ------      ------   ------    ------   ------   ------
 Total non-performing assets          $2,401    $5,163   $5,086   $5,445   $2,401      $5,447   $8,414   $13,233  $13,585   $5,447
                                      ======    ======   ======   ======   ======      ======   ======    ======   ======   ======

Non-performing assets to:
  Loans and leases plus OREO           0.43%      0.93%    0.97%    1.10%    0.43%       1.19%    1.86%     2.77%    2.87%    1.19%
  Total assets                         0.21%      0.44%    0.46%    0.49%    0.21%       0.54%    0.91%     1.46%    1.55%    0.54%

 Loans past due 90 days             $ 3,147    $ 2,682  $ 1,416  $ 2,213  $ 3,147       $ 918  $ 2,735   $ 1,766  $ 3,244    $ 918

 Total under-performing assets      $ 5,548    $ 7,845  $ 6,502  $ 7,658  $ 5,548     $ 6,365  $11,149   $14,999  $16,829  $ 6,365


AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                       2003                                                  2002
                                    -----------------------------------------------    ---------------------------------------------
($ in thousands)                    Fourth     Third     Second     First    Year-     Fourth    Third    Second    First    Year-
Average balances                    Quarter   Quarter    Quarter   Quarter  to-date    Quarter  Quarter   Quarter  Quarter   to-date
                                  --------------------------------------------------  ----------------------------------------------
 Cash and due from banks
   (Interest-earning)             $ 9,110   $  8,293    $ 8,927    $ 8,241    $ 8,644  $ 12,202  $ 14,743  $ 9,022 $ 22,496 $ 14,588
 Loans,net of unearned discounts:
     Commercial business           81,635     80,590     84,189     83,795     82,541   84,226    87,127   96,440  123,173    97,606
     Commercial mortgage          242,524    230,815    231,308    210,014    228,760  199,731   193,867  196,331  193,250   195,807
     Construction loans           115,751    112,679    103,781     92,886    106,355   82,566    84,863   86,253   83,831    84,376
     Residential real estate       29,226     28,710     27,839     28,651     28,608   27,339    28,764   27,929   25,688    27,438
     Consumer                      94,500     87,504     63,989     51,826     74,607   49,179    47,547   45,416   44,437    46,660
     Lease financing                6,442      8,306     12,805     16,388     10,951   20,322    24,954   30,080   35,712    27,717
                                ---------  ---------  ---------   --------   -------- --------  --------  -------  -------  --------
    Total loans                   570,078    548,604    523,911    483,560    531,822  463,363   467,122  482,449  506,091   479,604
 Investment securities
  (available for sale)             19,011     19,754     13,075     11,362     15,832   10,667     6,110    6,465    5,967     7,312
 Investment securities
  (held to maturity)               85,624     79,675     62,288     51,555     69,906   37,113    40,600   40,977   38,224    39,229
 Mortgage-backed securities       443,046    439,029    444,950    445,032    442,998  376,864   323,706  302,946  236,869   310,517
                                ---------  ---------  ---------   --------   -------- --------  --------  -------  -------  --------
 Earning assets                 1,126,869  1,095,355  1,053,151    999,750  1,069,202  900,209   852,281 841,859   809,647   851,250
 Cash and due from banks
  (non-interest bearing)           22,117     20,298     18,513     17,198     19,547   16,181    15,408  14,445    15,563    15,401
 Other non-earning assets          25,108     28,513     36,035     36,279     31,445   36,925    40,436  35,854    33,822    36,778
                                ---------   ---------  ---------   --------   -------- --------  -------- -------  --------  -------
     Total assets              $1,174,094 $1,144,166 $1,107,699 $1,053,227 $1,120,194 $953,315  $908,125 $892,158 $859,032  $903,429
                               ========== ========== ========== ========== ========== ========  ======== ======== ========  ========

Deposits:
   Demand                      $  107,701 $  106,596 $  103,741 $   98,498 $  104,166 $ 92,744  $ 74,920 $ 77,860 $ 73,734  $ 79,853
  Interest bearing:
     NOW and Supernow accounts     88,295     90,242     90,092     88,846     89,370   88,918   105,115  116,734  119,129   107,385
    Money Market Accounts         172,880    147,489    133,621    109,209    140,993   98,823    89,022   75,009   61,776    81,281
     Passbook and Stmt Savings     37,822     38,017     36,966     35,202     37,012   33,470    31,963   33,081   30,956    32,373
     Time deposits                357,196    356,854    370,747    360,865    361,393  357,425   357,784  321,895  328,822   341,604
                                ---------   ---------  ---------   --------   -------- --------  -------- -------  --------  -------
   Total interest
  bearing deposits                656,193    632,602    631,426    594,122    628,768  578,636   583,884  546,719  540,683   562,643
 Federal Home Loan Bank
  borrowings                      197,837    206,316    180,186    145,539    182,678  133,438   120,500  117,609  120,333   122,999
 Other borrowings                 112,300    104,221     91,627    111,276    104,857   51,364    36,303   61,377   39,311    47,092
 Capital securities                28,863     28,855     28,847     28,839     28,851   22,281    19,394   20,269   20,263    20,554
                                ---------   ---------  ---------   --------   -------- --------  -------- -------  --------  -------
 Interest bearing liabilities     995,193    971,994    932,086    879,776    945,154  785,719   760,081  745,974  720,590   753,288
 Non-interest bearing
  liabilities                       5,489      4,894      6,788      8,814      6,482    8,134     8,316    6,675    7,674     7,703
 Total shareholders' equity        65,711     60,682     65,084     66,139     64,392   66,718    64,808   61,649   57,034    62,585
Total Liabilities and
                                ---------   ---------  ---------   --------   -------- --------  -------- -------  --------  -------
  Shareholders' Equity         $1,174,094 $1,144,166 $1,107,699 $1,053,227 $1,120,194 $953,315  $908,125 $892,158 $859,032  $903,429
                               ========== ========== ========== ========== ========== ========  ======== ======== ========  ========


AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                        2003                                        2002
                                      ------------------------------------------   ------------------------------------------------
                                       Fourth  Third   Second   First   Year-       Fourth    Third    Second     First      Year-
Average yields and rates               Quarter Quarter Quarter Quarter to-date      Quarter   Quarter  Quarter   Quarter    to-date
------------------------               ------- ------- ------- ------- -------      -------   -------  -------   -------    -------
Interest - earning assets
Interest-earning deposits               0.83%   0.86%   0.99%    1.03%   0.93%        1.24%     1.59%    1.60%     1.55%      1.50%
Investment securities                   5.43%   5.46%   5.75%    5.96%   5.61%        5.91%     6.86%    6.29%     6.47%      6.38%
Mortgage-backed securities              4.26%   3.80%   4.19%    4.57%   4.20%        5.04%     5.50%    5.67%     5.77%      5.45%
Commercial business loans               4.91%   5.13%   5.32%    5.11%   5.12%        5.29%     5.76%    5.50%     6.55%      5.84%
Commercial real estate loans            6.84%   7.33%   7.69%    7.35%   7.30%        7.57%     7.72%    7.85%     7.48%      7.65%
Construction loans                      6.06%   6.15%   6.20%    6.17%   6.14%        6.40%     6.40%    6.44%     6.47%      6.42%
Single family residential loans         5.63%   6.32%   5.82%    6.53%   6.07%        6.36%     6.94%    7.07%     7.44%      6.94%
Consumer loans                          5.02%   4.96%   5.09%    5.66%   5.13%        5.64%     6.07%    6.44%     6.38%      6.12%
Lease financing                         9.85%   9.98%   9.12%   10.12%   9.76%       10.13%     9.98%   10.21%    10.27%     10.16%
                                      ------  ------  ------    ------  -----      -------    ------   ------    ------      -----
  Total interest - earning assets       5.26%   5.22%   5.49%    5.61%   5.39%        5.93%     6.34%    6.48%     6.57%      6.32%

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                     0.65%   0.63%   0.88%    1.01%   0.79%        1.14%     1.11%    1.20%     1.40%      1.22%
   Money Market                         1.66%   1.49%   1.80%    1.85%   1.68%        2.11%     2.26%    2.11%     1.91%      2.11%
   Passbook and Statement Savings       0.29%   0.30%   0.60%    0.74%   0.48%        0.85%     0.98%    0.99%     1.02%      0.96%
   Time deposits                        2.59%   2.68%   2.89%    3.13%   2.82%        3.26%     3.47%    3.76%     4.00%      3.61%
                                      ------  ------  ------    ------  -----      -------    ------   ------    ------      -----
  Total interest - bearing deposits     1.95%   1.97%   2.24%    2.43%   2.14%        2.60%     2.73%    2.82%     3.02%      2.78%
FHLB borrowings                         3.56%   3.52%   3.87%    4.57%   3.56%        4.87%     5.47%    5.52%     5.43%      5.38%
Other borrowings                        1.24%   1.22%   1.88%    2.12%   1.60%        3.48%     4.41%    3.39%     4.24%      3.84%
Capital securities                      8.00%   8.03%   8.15%    8.30%   8.12%        9.56%    11.21%   11.34%    11.45%     10.85%
                                      ------  ------  ------    ------  -----      -------    ------   ------    ------      -----
  Total interest - bearing liabilities  2.37%   2.40%   2.70%    2.94%   2.59%        3.26%     3.47%    3.54%     3.74%      3.49%
                                      ------  ------  ------    ------  -----      -------    ------   ------    ------      -----

Interest Rate Spread                    2.89%   2.82%   2.79%    2.67%   2.80%        2.67%     2.87%    2.94%     2.83%      2.83%
Net Interest Margin                     3.17%   3.09%   3.10%    3.02%   3.10%        3.09%     3.24%    3.35%     3.25%      3.23%
Avg Int-earning assets to
   int-bearing liabilities            113.23% 112.69% 112.99%  113.64% 113.12%      114.57%   112.13%  112.85%   112.36%    113.00%

PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                           2003                                              2002
                                              ---------------------------------------       ---------------------------------------
                                              Fourth      Third    Second      First         Fourth      Third    Second     First
($ in thousands)                              Quarter    Quarter   Quarter    Quarter        Quarter    Quarter   Quarter   Quarter

Assets
 Cash and due from bank(interest bearing)    $ 1,382    $ 17,506   $ 3,812    $ 6,650       $ 17,570    $ 3,506   $ 5,603  $ 12,130
 Loans and lease(net)                        557,531     554,924   526,793    494,914        459,350    451,237   473,435   469,173
 Investment securities:
   Held-to-maturity:
     Book                                     85,178     85,649     73,358     60,257         46,536     29,778    43,912    39,570
     Market                                   85,689     86,083     75,577     61,472         47,134     30,787    44,532    38,660
   Available-for-sale                         18,625     18,772     19,730      9,385         20,193      5,419     5,962     5,941
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                    155,917    131,340     82,924     82,429         73,470     59,440    44,870    25,304
     Market                                  155,935    309,344     84,024     83,908         74,834     60,736    45,262    24,952
   Available-for-sale                        284,143    309,616    339,770    386,218        339,097    298,888   265,056   263,908
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
 Earning assets                            1,102,776  1,117,807  1,046,387  1,039,853        956,216    848,268   838,838   816,026
 Cash and due from bank(non-interest bearing) 27,433     22,856     22,161     22,166         20,650     20,434    17,030    11,906
 Other non-earning assets                     39,364     37,887     41,334     44,915         40,978     58,993    48,134    47,047
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
Total assets                              $1,169,573 $1,178,550 $1,109,882 $1,106,934     $1,017,844   $927,695  $904,002  $874,979
                                          ========== ========== ========== ==========     ==========   ========  ========  ========
Liabilities and shareholders' equity
Deposits:
   Demand                                  $ 118,757  $ 110,137  $ 108,873  $ 106,799      $ 100,075   $ 74,261  $ 83,538  $ 72,567
   Interest bearing                          647,692    636,421    631,979    604,751        591,463    588,721   548,084   546,240
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
     Total deposits                         766,449     746,558    740,852    711,550        691,538    662,982   631,622   618,807
 Federal Home Loan Bank borrowings          195,500     210,500    195,500    150,500        135,500    120,500   120,500   117,000
 Other borrowings                           102,125     118,279     57,192    138,910         83,109     41,062    55,012    46,087
 Capital Securities                          28,869      28,861     28,853     28,844         28,836     18,824    20,274    20,267
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
 Interest bearing liabilities             1,092,943   1,104,198  1,022,397  1,029,804        938,983    843,368   827,408   802,161
 Other Liabilities                            9,148      10,014     23,029     12,674         12,132     17,815    13,178    13,498
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
 Total liabilities                        1,102,091   1,114,212  1,045,426  1,042,478        951,115    861,183   840,586   815,659
 Total shareholders' equity                  67,482      64,338     64,456     64,456         66,729     66,512    63,416    59,320
                                          ---------- ---------- ---------- ----------     ----------   --------  --------  --------
Total liabilities and equity             $1,169,576  $1,178,550 $1,109,882 $1,106,934     $1,017,844   $927,695  $904,002  $874,979
                                         ==========  ========== ========== ==========     ==========   ========  ========  ========
Other selected balances
 Intangible assets -- Goodwill                $ 608       $ 722    $ 1,037    $ 1,121        $ 1,164    $ 1,155   $ 1,757   $ 1,865
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                      $ (1,948)     $ (201)   $ 2,615    $ 3,404        $ 3,665    $ 3,634   $ 1,643  $ (1,269)



Capital Data
(Unaudited)
                                                 2003                                                   2002
                               -------------------------------------------------  --------------------------------------------------
                               Fourth    Third      Second     First    Year-      Fourth      Third    Second     First      Year-
                               Quarter   Quarter    Quarter   Quarter  to-date     Quarter    Quarter   Quarter    Quarter   to-date
                            ----------------------------------------------------  --------------------------------------------------
Per common share*
Shares outstanding:
    Average-basic            7,096,178  6,877,012 6,896,326 7,048,410 6,979,332   7,150,092 7,156,448 7,134,571 6,516,178  6,991,517
    Average-diluted          7,427,731  7,260,264 7,174,239 7,281,337 7,331,493   7,365,569 7,315,752 7,311,470 6,658,896  7,168,587
    Period-end               7,206,342  6,920,918 6,852,203 6,911,130 7,206,342   7,113,359 7,157,013 7,140,092 7,106,573  7,113,359
 Book value                     $ 9.36     $ 9.30    $ 9.41    $ 9.33    $ 9.36      $ 9.38    $ 9.29    $ 8.88    $ 8.35     $ 9.38
 Tangible Book Value              9.28       9.19      9.26      9.16      9.28        9.22      9.13      8.64      8.08       9.22
Price:
     High                      $ 30.83    $ 27.85   $ 15.23   $ 12.57   $ 30.83     $ 11.06    $ 9.67    $ 9.90    $ 9.19    $ 11.06
     Low                         27.92      14.51     12.29     10.88     10.88        9.43      7.10      8.20      7.09       7.09
     Close                       30.83      27.38     13.80     12.30     30.83       11.06      8.95      9.28      8.51      11.06


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital              $88,776    $85,959   $82,843   $79,988   $88,776     $77,879   $76,071   $73,567   $71,957    $77,879
     % risk adjusted assets     13.29%      12.95%    12.88%    13.24%    13.29%      14.09%    14.76%    13.97%    13.58%    14.09%
   Total capital              $95,344     $92,883   $89,726   $86,902   $95,344     $84,028   $82,519   $80,167   $78,606    $84,028
     % risk adjusted assets     14.27%      13.99%    13.95%    14.39%    14.27%      15.20%    16.01%    15.22%    14.84%    15.20%
Tier 1 leverage ratio            7.64%       7.33%     7.54%     7.31%     7.64%       7.82%     8.31%     8.23%     8.30%     7.82%
Average shareholders' equity to
   total average assets          5.60%       5.30%     5.88%     6.28%     5.75%       7.00%     7.14%     6.91%     6.64%     6.93%

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.

